UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2007

Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Circle 75 Pkwy, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770.953.1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 23, 2007, the Shareholders of Genuine Parts Company approved an amendment to the Amended and Restated Articles of Incorporation to eliminate all shareholder supermajority vote provisions. A copy of the Amended and Restated Articles of Incorporation of Genuine Parts Company is filed as Exhibit 3.1 to this Form 8-K.

Also on April 23, 2007, the Board of Directors of Genuine Parts Company declared a regular quarterly cash dividend of $.365 cents per share on the Company's common stock. The dividend is payable July 2, 2007 to shareholders of record June 8, 2007. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

3.1 Amended and Restated Articles of Incorporation of Genuine Parts Company
99.1 Press Release dated April 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

April 23, 2007	By:	Jerry W. Nix

Name: Jerry W. Nix
Title: Vice Chairman and CFO

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Genuine Parts Company
99.1	Press Release dated April 23, 2007